EXHIBIT 99.1
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         SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of June 1,
2001, among EXCHANGE APPLICATIONS, INC., a Delaware corporation (the "Company"), and the purchasers (each a "Purchaser" and together, the "Purchasers") identified on the signature page hereto.

         WHEREAS, the Company desires to sell to the Purchasers and the Purchasers desire to purchase from the Company (i) U.S. $7,000,000.00 in principal amount of the Company's 12% bridge promissory note, and (ii) the Replacement Warrant, each of (i) and (ii) on the terms and subject to the conditions set forth in this Agreement.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                  DEFINITIONS.

         Capitalized terms used and not otherwise defined in this Agreement have the meaning ascribed to them below or in the other locations of this Agreement specified below:

              "Agreement" has the meaning ascribed to such term in the preamble.

              "April 16 Letter" means the letter agreement, dated April 16, 2001, among the Company and the Purchasers.

              "April 16 Warrant Shares" means shares of Common Stock issuable upon exercise of the April 16 Warrant.

              "April 16 Warrant" means the Warrant, dated April 16, 2001, issued by the Company to the Purchasers.

              "By-laws" has the meaning ascribed to such term in Section 4.1.

              "Business Day" means each day except for Saturday, Sunday, Federal holidays and any other state-recognized holidays in the States of New York and Massachusetts.

              "Certificate of Incorporation" has the meaning ascribed to such term in Section 4.1.

              "Claim" means any claim, demand, assessment, judgment, order, decree, action, cause of action, litigation, suit, investigation or other proceeding.

              "Closing" has the meaning ascribed to such term in Section 0.

              "Commission" means the United States Securities and Exchange Commission.
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              "Commission Filings" means all reports, registration statements and other filings filed by the Company with the Commission (and all notes, exhibits and schedules thereto and documents incorporated by reference therein).

              "Common Stock" means the common stock, $.001 par value per share, of the Company.

              "Common Stock Equivalents" means all shares of Common Stock outstanding and all shares of Common Stock issuable (without regard to any present restrictions on such issuance) upon the conversion, exchange or exercise of all Securities of the Company that are convertible, exchangeable or exercisable for share of Common Stock.

              "Company" has the meaning ascribed to such term in the preamble.

              "Company Contracts" has the meaning ascribed to such term in
Section 4.9.

              "Contract" means any written or oral loan contract, agreement, or credit agreement, note, bond, mortgage, indenture, lease, sublease, purchase order, instrument, permit, concession, franchise or license.

              "Encumbrances" means any liens, charges, encumbrances, claims, options, proxies, pledges, security interests, or other similar rights of any nature.

              "Equity Financing" means the closing of the issuance and sale by the Company on or after the date hereof (other than the transactions contemplated hereby) of an existing or newly created class or series of equity Securities of the Company to any Person, other than (i) Securities issued or granted to eligible officers, employees or directors of, or consultants to, the Company pursuant to the Equity Incentive Plans and any Securities issued upon exercise of such Securities, (ii) any Securities issued by the Company in a Public Offering, (iii) Securities issued upon the exercise, conversion or exchange of any Common Stock Equivalents outstanding on the date hereof or pursuant to the MicroStrategy Agreement, (iv) Securities issued by the Company upon conversion of the Series A Preferred Stock, (v) Securities issued as a stock dividend or upon any stock split, recapitalization or other subdivision or combination of Common Stock, (vi) Securities issued pursuant to acquisitions, strategic alliances and joint ventures, and (vii) issuances of Securities excluded in writing by the Purchasers.

              "Equity Incentive Plans" means the (i) 2000 Customer Analytics Holdings, Inc. Equity Incentive Plan, (ii) 1999 Customer Analytics, Inc. Stock Option and Purchase Plan, (iii) 1999 GBI Stock Acquisition Plan, (iv) 1999 Knowledge Stream Partners, Inc. Stock Option Plan, (v) 1998 Stock Incentive Plan, (vi) 1998 Director Stock Option Plan, (vii) 1998 Employee Stock Purchase Plan and (viii) 1996 Stock Incentive Plan, each as amended, and any other stock option, issuance, appreciation rights or other equity incentive plan for the directors, officers and employees of, and consultants to, the Company, which plan has been approved by the Board or appropriate committee thereof.

              "Event of Default" has the meaning ascribed to such term in the Replacement Note.


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              "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

              "Financing Documents" has the meaning ascribed to such term in
Section 4.3.

              "Fundamental Documents" means the documents by which any Person (other than an individual) establishes its legal existence or which govern its internal affairs. The "Fundamental Documents" of the Company are the Certificate of Incorporation and the By-laws.

              "Governmental Entity" means any federal, state, municipal, or other government, governmental department, commission, board, bureau, agency or instrumentality, or any court or tribunal.

              "GAAP" means United States generally accepted accounting principles, consistently applied.

              "Law" means any constitution, law, statute, treaty, rule, ordinance, permit, certificate, directive, requirement, regulation or Order (in each case, whether foreign or domestic) of any Governmental Entity.

              "Lien" means any security interest, pledge, lien, bailment (in the nature of a pledge or for purposes of security), mortgage, deed of trust, the grant of a power to confess judgment, conditional sale or title retention agreement (including any lease in the nature thereof), charge, encumbrance, easement, reservation, restriction, cloud, right of first refusal or first offer, option, commitment or other similar arrangement or interest in real or personal property, whether oral or written.

              "MicroStrategy Agreement" means the Payment and Registration Rights Agreement, dated as of December 28, 1999, between the Company and MicroStrategy Incorporated in effect on the date hereof or as amended from time to time.

              "Material Adverse Effect" means, with respect to the Company, a material adverse effect on the business, operations, assets, conditions (financial or otherwise), operating results, liabilities or prospects of the Company and its Subsidiaries, taken as a whole, since November 14, 2000.

              "Orders" means judgments, writs, decrees, injunctions, orders, compliance agreements or settlement agreements of or with any Governmental Entity or arbitrator.

              "Original Notes" means, collectively, the (i) 9% Bridge Promissory Note, dated February 20, 2001, issued by the Company to the Purchasers and (ii) 10% Bridge Promissory Note, dated March 28, 2001, issued by the Company to the Purchasers.

              "Original Warrants" means, collectively, the (i) Warrant, dated February 20, 2001, issued by the Company to the Purchasers and (ii) Warrant, dated March 28, 2001, issued by the Company to the Purchasers.

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              "Person" shall be construed in the broadest sense and shall include an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, and any other entity, including a Governmental Entity.

              "Preferred Stock" means the preferred stock, $.001 par value per share, of the Company.

              "Proceeding" means any action, suit, proceeding, complaint, charge, hearing, inquiry or investigation before or by a Governmental Entity or an arbitrator or administrator.

             "Projections" has the meaning ascribed to such term in Section 4.8.

              "Public Offering" means the consummation of a public offering of Common Stock pursuant to a registration statement declared effective under the Securities Act, except that a Public Offering shall not include an offering of securities to be issued as consideration in connection with a business acquisition or an offering of Securities issuable pursuant to the Equity Incentive Plans.

              "Replacement Note" has the meaning ascribed to such term in
Article II.

              "Replacement Warrant" has the meaning ascribed to such term in
Article II.

              "Replacement Warrant Shares" means the shares of Common Stock issuable upon the exercise of the Replacement Warrant.

              "Series A Documents" means any and all documentation relating to the Securities Purchase Agreement, dated January 10, 2001, among the Purchasers and the Company, as amended.

              "Securities" means, with respect to any Person, such Person's "securities" as defined in Section 2(1) of the Securities Act and includes such Person's capital stock or other equity interests or any options, warrants or other securities or rights that are directly or indirectly convertible into, or exercisable or exchangeable for, such Person's capital stock or other equity interests.

              "Securities Act" means the Securities Act of 1933, as amended.

              "Series A Preferred Stock" means the Series A Convertible Redeemable Preferred Stock, $.001 par value per share, of the Company.

              "Subsidiary" means, at any time, with respect to any Person (the "Subject Person"), (i) any Person of which either (x) more than 50% of the Securities entitled to vote in the election of directors or comparable Persons performing similar functions (excluding Securities entitled to vote only upon the failure to pay dividends thereon or other contingencies) or (y) more than a 50% interest in the profits or capital of such Person, are at the time owned or controlled directly or indirectly by the Subject Person or through one or more Subsidiaries of the

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Subject Person or (ii) any Person whose assets, or portions thereof, are consolidated with the net earnings of the Subject Person and are recorded on the books of the Subject Person for financial reporting purposes in accordance with GAAP.

              "Subject Person" has the meaning ascribed to such term in the definition of "Subsidiary".

              "Third Amended and Restated Registration Rights Agreement" has the meaning ascribed to such term in Section 0.

              "Wire Amount" has the meaning ascribed to such term in Article II.


                                   ARTICLE II

                 PURCHASE AND SALE OF THE NOTE AND THE WARRANT.

         At the Closing, and subject to the terms and conditions contained in this Agreement, (i) the Company shall issue, sell and deliver to the Purchasers
(A) a 12% Bridge Promissory Note in the aggregate principal amount of U.S. $7,000,000.00, substantially in the form of EXHIBIT A (the "Replacement Note") and (B) a Warrant substantially in the form of EXHIBIT B (the "Replacement Warrant") for the warrant coverage amount set forth in the Replacement Warrant and (ii) the Purchasers (A) acting as a group, shall surrender to the Company the Original Notes and the Original Warrants (which surrender shall terminate all obligations under the Original Notes and Original Warrants and the Purchasers shall mark the Original Notes "Cancelled" or "Paid in Full") and (B) shall advance to the Company the wire amount set forth opposite each Purchaser's name on Schedule I hereto (collectively, the "Warrant Amount"). Together, the cancellation of the obligations of the Company under the Original Notes and the Original Warrants and the payment of Wire Amount shall constitute full payment of the purchase price for the Replacement Note and the Replacement Warrant.

                                   ARTICLE III

              THE CLOSINGS; DELIVERY OF DOCUMENTS AT THE CLOSINGS.

3.1      THE CLOSING.

              The closing (the "Closing") shall take place simultaneously with the execution and delivery of this Agreement at the offices of O'Sullivan Graev & Karabell, LLP, 30 Rockefeller Plaza, New York, New York 10112.

              At the Closing, the Company shall deliver or cause to be delivered to the Purchasers:

                    the duly executed Replacement Note;

                    the duly executed Replacement Warrant;

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                    the favorable opinion of Bingham Dana LLP, counsel to the
         Company, addressed to the Purchasers, dated as of the Closing, in substantially the form attached hereto as EXHIBIT C; and

                    the Third Amended and Restated Registration Rights Agreement in substantially the from attached hereto as EXHIBIT D (the "Third Amended and Restated Registration Rights Agreement"), which Third Amended and Restated Registration Rights Agreement shall have been duly authorized, executed and delivered by the Company and shall be in full force and effect and enforceable against the Company in accordance with its terms;

                    a certificate of the Secretary or an Assistant Secretary of the Company, dated as of the Closing and certifying on behalf of the
         Company: (A) that attached thereto is a true, correct and complete copy of each of the Fundamental Documents of the Company as in effect on the date of such certification; (B) that attached thereto is a true, correct and complete copy of all resolutions adopted by the Board of Directors (and any committees thereof) of the Company authorizing (1) the execution, delivery and performance of the Financing Documents, (2) the issuance, sale, and delivery of the Replacement Note and the Replacement Warrant, (3) the reservation of the Replacement Warrant Shares for issuance upon exercise of the Replacement Warrant, and (4) the reservation of the April 16 Warrant Shares for issuance upon exercise of the April 16 Warrant and that all such resolutions are in full force and effect; and (C) the incumbency and specimen signature of all officers of the Company executing the Financing Documents, and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this clause 0;

                    a telegram, telex or other acceptable method of confirmation from the Secretaries of State of the States of Delaware and Massachusetts dated on or about the Closing as to the continued good standing of the Company; and

              At the Closing,

                    the Purchasers shall surrender to the Company the Original Notes and Original Warrants; and

                    each Purchaser shall deliver or cause to be delivered to the Company by wire transfer of immediately available funds the Wire Amount set forth opposite such Purchaser's name on Schedule I hereto to such bank account as the Company shall designate to each Purchaser in writing on or prior to the day immediately preceding the Closing.

              The Replacement Note does not constitute a revolving loan and any amounts repaid or prepaid under the Replacement Note may not be reborrowed.

              The obligations of the Purchasers hereunder are joint and several.

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                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company hereby represents and warrants to each of the Purchasers as follows:

4.1      ORGANIZATION, POWER, AUTHORITY AND GOOD STANDING.

         Each of the Company and its Subsidiaries is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or formation and has all requisite corporate or other power and authority to own, lease and operate its properties and other assets and to carry on its business as presently conducted and as proposed to be conducted. Each of the Company and its Subsidiaries is duly qualified and in good standing to transact business as a foreign Person in those jurisdictions listed on Schedule 4.1, which constitute all the jurisdictions in which the character of the property owned, leased or operated by the Company or such Subsidiary or the nature of the activities conducted by the Company or such Subsidiary makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect. The Company has delivered to the Purchasers a correct and complete copy of the Amended and Restated Certificate of Incorporation of the Company in effect on the date hereof (the "Certificate of Incorporation"). A copy of the Amended and Restated By-laws of the Company in effect on the date hereof (the "By-laws") is filed as an exhibit to the Commission Filings.

4.2      CAPITALIZATION.(1)

              Immediately upon consummation of the Closing, the authorized, issued and outstanding capital stock of the Company shall consist of:

                    10,000,000 shares of Preferred Stock, of which 5,330,000 are designated as Series A Preferred Stock and 5,325,645 are validly issued and outstanding, fully paid and nonassessable; and

                    150,000,000 shares of Common Stock, of which:

                           33,725,688 shares are validly issued and outstanding,
              fully paid and nonassessable;

                           6,488,781 shares are reserved for issuance upon
              conversion of the Series A Preferred Stock;

                           1,363,672 shares are reserved as Replacement Warrant
              Shares for issuance upon exercise of the Replacement Warrant;

                           1,519,091 shares are reserved as April 16 Warrant
              Shares for issuance upon exercise of the April 16 Warrant;
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1   The Company to confirm the Capitalization.

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                           366,565 shares are reserved as treasury shares; and

                           11,271,261 shares are reserved for issuance in
              accordance with the Equity Incentive Plans.

              Except as contemplated by the Financing Documents or as otherwise set forth on SCHEDULE 4.2, there are, and immediately after consummation of the Closing there will be, no (i) outstanding warrants, options, agreements, convertible Securities or other commitments or instruments pursuant to which the Company is obligated to issue, sell or otherwise transfer any Securities or (ii) preemptive or similar rights to purchase or otherwise acquire Securities of the Company pursuant to any provision of Law, the Company's Fundamental Documents or any Contract to which the Company is a party.

              All Securities issued by the Company have been issued in transactions in accordance in all material respects with applicable state and federal Laws governing the sale and purchase of Securities.

              The authorization, reservation, issuance, sale and delivery, as applicable, of the Replacement Warrant Shares and the April 16 Warrant Shares have been duly and validly authorized by all requisite corporate action on the part of the Company. The Replacement Warrant Shares and the April 16 Warrant Shares (assuming the issuance thereof in accordance with the applicable terms of the Replacement Warrant and the April 16 Warrant Shares, respectively), will be duly and validly issued and outstanding, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, free and clear of any Encumbrances whatsoever and with no restrictions on the voting rights thereof and not subject to any preemptive rights, rights of first refusal or other similar rights of the stockholders of the Company.

4.3      AUTHORIZATION OF AGREEMENT, ETC.

         The Company has or had, as the case may be, all requisite corporate power and authority to execute and deliver this Agreement, the Replacement Note, the Replacement Warrant, the April 16 Warrant, the April 16 Letter Agreement, the Third Amended and Restated Registration Rights Agreement and any and all instruments necessary or appropriate in order to effectuate fully the terms and conditions of each such agreement and all related transactions (collectively, the "Financing Documents") and to perform its obligations under and to consummate the transactions contemplated by each such Financing Document. The execution, delivery and performance by the Company of each Financing Document to which it is a party and the issuance, sale and delivery of the Replacement Note, the Replacement Warrant and the April 16 Warrant has been duly authorized by all requisite corporate action by the Company, and this Agreement and each other Financing Document has been duly executed and delivered by the Company. No other corporate or stockholder action on the part of the Company is necessary for such authorization, execution and delivery. Each of the Financing Documents constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar Laws affecting creditors' rights and remedies generally,

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and subject, in the case of enforceability, to general principles of equity
(regardless of whether enforcement is sought in a Proceeding at law or in equity).

4.4      NO CONFLICTS.

         The execution, delivery and performance by the Company of this Agreement and each of the other Financing Documents, the issuance, sale and delivery of the Replacement Note, the Replacement Warrant and the April 16 Warrant and compliance with the provisions hereof and thereof by the Company, does not or will not, as the case may be, (a) violate any provision of Law or any Order applicable to the Company or any of its properties or assets or (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of, any Encumbrance upon any of the properties or assets of the Company or, except as previously disclosed in writing to the Purchasers, any material Contract to which it is a party or (c) conflict with or violate any provision of the Fundamental Documents of the Company currently in effect.

4.5      APPROVALS.

         No permit, authorization, consent or approval of or by, or any notification of or filing with, any Person is required in connection with the execution, delivery or performance by the Company of each Financing Document to which it is a party.

4.6      COMMISSION FILINGS; FINANCIAL STATEMENTS.

         The Company has filed all Commission Filings that it has been required to file with the Commission under the Securities Act and the Exchange Act. As of the respective dates of their filing with the Commission, or the date of any amendment thereto filed on or prior to the date hereof, the Commission Filings complied as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

         Each of the historical consolidated financial statements of the Company (including any related notes or schedules) included in the Commission Filings was prepared in accordance with GAAP (except as may be disclosed therein), and complied in all material respects with the rules and regulations of the Commission. Such financial statements fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the consolidated results of operations, cash flows and changes in stockholders' equity for the periods then ended (subject, in the case of the unaudited interim financial statements, to normal, recurring year-end audit adjustments). Except as set forth or reflected in the Commission Filings filed prior to the date hereof or as set forth on SCHEDULE 4.6, neither the Company nor any of its Subsidiaries have any liabilities or obligations of any nature (whether accrued, absolute, contingent, unasserted or otherwise) that individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

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4.7      PRIVATE OFFERING.

         Assuming the accuracy of the representations of the Purchasers in
Section 5.2, the offering, sale, issuance and delivery by the Company of the Replacement Note, the Replacement Warrant and the April 16 Warrant are or was, as the case may be, exempt from the registration and prospectus delivery requirements of the Securities Act and applicable state securities laws and the rules and regulations promulgated thereunder. Neither the Company or its Subsidiaries, nor any Person acting on their behalf, has offered or sold or will offer or sell any Securities, or has taken or will take any other action (including, without limitation, any offering of any Securities of the Company under circumstances that would require, under the Securities Act or any applicable blue-sky laws, the integration of such offering with the transactions contemplated by this Agreement), which would subject the transactions contemplated by this Agreement to the registration provisions of the Securities Act.

4.8      PROVIDED INFORMATION.

         All written summaries provided by the Company to legal counsel for the Purchasers on or about December 26, 2000 with regard to the events leading up to the Company's press releases of September 29, 2000 and October 2, 2000 are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which such statements are made. The financial projections concerning the Company and its Subsidiaries and the transactions contemplated by this Agreement contained in the most recent version of the ["revised street plan"] projections delivered to the Board of Directors (the "Projections") that have been made available to the Purchasers and their accountants in connection with the transactions contemplated by this Agreement were at the time they were made available to the Purchasers and their accountants prepared on a basis reflecting the reasonable good faith estimates and judgments of the Company's management as to the future financial performance of the Company and its Subsidiaries for the periods covered thereby. The Projections are specifically and expressly limited and qualified by underlying written assumptions disclosed therein.

4.9      CERTAIN CONTRACTS.

         All material Contracts to which the Company or any of its Subsidiaries is a party or may be bound that are required by Item 610(b)(10) of Regulation S-K to be filed as exhibits to, or incorporated by reference in, the Company's Form 10-K or the Company's Form 10-Q are referred to herein as "Company Contracts". All Company Contracts are legal, valid and binding and in full force and effect on the date hereof except to the extent previously disclosed in writing to the Purchasers, to the extent they have previously expired in accordance with their terms or to the extent such failure to be so legal, valid and binding would not reasonably be expected to have a Material Adverse Effect and, neither the Company nor any of its Subsidiaries has violated any provision of, or committed or failed to perform any act that, with or without notice, lapse of time, or both, would constitute a default under the provisions of any Company Contract, except as previously disclosed in writing to the Purchasers or for defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

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4.10     INTELLECTUAL PROPERTY RIGHTS.

         To the Company's knowledge, each of the Company and its Subsidiaries owns or is licensed to use all trademarks, copyrights, service marks, and applications and registrations therefor, and all trade names, domain names, web sites, customer lists, trade secrets, proprietary processes and formulae, inventions, know-how, other confidential and proprietary information, and other industrial and intellectual property rights necessary to permit each of the Company and its Subsidiaries to carry on its business as presently conducted. To the Company's knowledge, each of the Company and its Subsidiaries has the right to bring infringement actions with respect to all trademarks, copyrights, service marks, trade names, domain names, trade secrets, proprietary processes and formulae, inventions, know how and other confidential and proprietary information that it owns. Except as otherwise disclosed in SCHEDULE 4.10, all registered patents, copyrights, trademarks, and service marks owned by the Company and its Subsidiaries are in full force and effect and are not subject to any taxes or maintenance fees. Except as otherwise disclosed in SCHEDULE 4.10, there is no pending or, to the knowledge of the Company, threatened Claim or litigation against the Company or any Subsidiary contesting the right to use its intellectual property rights, asserting the material misuse of any thereof, or asserting the material infringement or other material violation of any intellectual property right of a third party. All inventions and know-how conceived by employees of the Company or its Subsidiaries and used by the Company and its Subsidiaries in the business of the Company and its Subsidiaries as currently conducted are owned by the Company or its Subsidiaries. Except as disclosed on SCHEDULE 4.10, each of the Company and its Subsidiaries has taken reasonable security measures to protect the secrecy, confidentiality, and value of its trade secrets, proprietary processes, formulae, inventions, know-how and other confidential and proprietary information.

         Except as otherwise disclosed in SCHEDULE 4.11, no Proceedings or Claims in which the Company or any Subsidiary alleges that any Person is materially infringing upon, or otherwise materially violating, any patents, trademarks, copyrights, service marks, and applications and registrations therefor are pending, and none have been served by, instituted or asserted by the Company or any Subsidiary, nor are any Proceedings or Claims threatened alleging any such material violation or material infringement, nor does the Company or any Subsidiary know of any valid basis for any such Proceedings or Claims.

4.11     LITIGATION OTHER PROCEEDINGS OR CLAIMS.

         Except as set forth on SCHEDULE 4.11, there are no (i) Proceedings or Claims pending against or initiated by the Company or any Subsidiary or, to the best knowledge of the Company, threatened against the Company or any Subsidiary, whether at law or in equity, whether civil or criminal in nature, except for Proceedings or Claims that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, or (ii) material Orders with respect to the Company or any Subsidiary.

4.12     TERMINATION OF EMPLOYMENT.

         To the Company's knowledge, no executive officer or key employee, or any group of key employees, intends to terminate their employment with the Company or any Subsidiary, nor does

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the Company or any Subsidiary have a present intention to terminate the employment of any officer, key employee or group of key employees.

4.13     BROKERS.

         Neither the Company nor any of its Subsidiaries have employed or otherwise retained any broker or finder in connection with the transactions contemplated by this Agreement.

4.14     REGISTRATION RIGHTS.

         Except as contemplated by the Third Amended and Restated Registration Rights Agreement and except as set forth on SCHEDULE 4.14, no Person has any right to cause the Company to effect the registration under the Securities Act of any shares of Common Stock or any other Securities of the Company.

                                    ARTICLE V

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

         Each Purchaser hereby represents and warrants to the Company as follows:

5.1      AUTHORIZATION OF THE FINANCING DOCUMENTS.

         Each Purchaser has the requisite power and authority (corporate or otherwise) to execute, deliver and perform the Financing Documents to which it is a party and the transactions contemplated thereby, and the execution, delivery and performance by such Purchaser of the Financing Documents to which it is a party have been duly authorized by all requisite action by such Purchaser and each such Financing Document, when executed and delivered by such Purchaser, constitutes a legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar Laws affecting creditors' rights and remedies generally, and subject, in the case of enforceability, to general principles of equity (regardless of whether enforcement is sought in a Proceeding at law or in equity).

5.2      INVESTMENT REPRESENTATIONS.

         The April 16 Warrant, the Replacement Note and the Replacement Warrant purchased or to be purchased as the case may be, by each Purchaser hereunder were or are acquired for its own account, for investment and not with a view to the distribution thereof in violation of the Securities Act or applicable foreign or state securities Laws.

         Each Purchaser understands that (i) the April 16 Warrant, the Replacement Note and the Replacement Warrant have not been, and the Securities issuable upon conversion or exercise thereof will not be, registered under the Securities Act or applicable foreign or state securities Laws, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act and applicable foreign and state securities Laws and (ii) the April 16 Warrant, the Replacement Note and the Replacement Warrant, and the

Securities issuable upon conversion or exercise thereof, must be held by the Purchasers or each Purchaser, as the case may be, indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable foreign and state securities Laws or is exempt from registration thereof. Each Purchaser is an "accredited investor" (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act).

         Except for the acquisition of the Securities of the Company pursuant to the Note Purchase Agreement, dated December 15, 2000, the Securities Purchase Agreement, dated January 10, 2001, the Securities Purchase Agreement, dated February 20, 2001, the Securities Purchase Agreement, dated March 28, 2001, and the April 16 Letter, each such agreement by and among the Company and the Purchasers, and for the transactions contemplated hereby, no Purchaser or any affiliate has (i) bought or sold Securities, or options to buy or sell Securities, of the Company, (ii) requested, instructed or knowingly participated in a plan or arrangement with another Person to buy or sell Securities, or options to buy or sell Securities, of the Company, at any time during the period commencing on October 15, 2000 and ending on (and including) the Closing.

         None of the Purchasers have employed or otherwise retained any broker or finder in connection with the transactions contemplated by this Agreement.

                                   ARTICLE VI

                             POST-CLOSING COVENANTS.

6.1      COVENANT OF THE COMPANY.

         From and after the Closing, if the Company consummates (i) one or more Equity Financings, other than an Equity Financing pursuant to which the Purchasers elect to participate by converting all of the outstanding principal amount of the Replacement Note and all accrued and unpaid interest thereon into Securities issued in such Equity Financing, or (ii) a Sale of the Corporation (as defined in the Certificate of Incorporation), then the proceeds received by the Company in such Equity Financing or Sale of the Corporation, as the case may be, shall first be used to payoff the outstanding principal amount of the Replacement Note and any accrued and unpaid interest thereon.

6.2      COVENANT OF THE PURCHASERS.

         At the Company's request, the Purchasers shall negotiate in good faith with the Company and its bank lenders to execute and deliver reasonable and customary documentation required to subordinate to such bank lenders (on reasonable and customary terms) the right of the Purchasers to receive payments of cash from the Company with respect to the Replacement Note.

                                   ARTICLE VII

                        PARTIES IN INTEREST; ASSIGNMENT.

         This Agreement shall bind and inure to the benefit of the Company, the Purchasers and their respective successors and assigns. No party hereto may assign this Agreement, any other Financing Document or any of its rights, interests or obligations hereunder or thereunder without the prior written consent of the other parties; provided, however, that each Purchaser may assign any of its rights under this Agreement or any other Financing Document to any affiliate of such Purchaser.

                                  ARTICLE VIII

                                ENTIRE AGREEMENT.

         This Agreement and the other writings and agreements referred to herein or delivered pursuant hereto contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto.

                                   ARTICLE IX

                                    NOTICES.

         All notices, demands and requests of any kind to be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by internationally-recognized overnight courier or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

                  if to the Company, to:

                           Exchange Applications, Inc.
                           89 South Street
                           Boston, MA 02111
                           Attention:   Andrew J. Frawley
                           Telephone:   (617) 737-2244
                           Telecopy:    (617) 443-9143

                           with a copy to:

                           Bingham Dana LLP
                           399 Park Avenue
                           New York, N.Y. 10022-4689
                           Attention:  Neil W. Townsend
                           Telephone: (212) 318-7722
                           Telecopy:  (212) 752-5378
                  if to the Purchasers, to:

                           InSight Capital Partners
                           680 Fifth Avenue, 8th Floor
                           New York, N.Y. 10019
                           Attention:  Deven Parekh
                           Telephone:  (212) 230-9200
                           Telecopy:   (212) 230-9272

                           with a copy to:

                           O'Sullivan Graev & Karabell, LLP
                           30 Rockefeller Plaza
                           New York, N.Y.  10112
                           Attention:  Ilan S. Nissan, Esq.
                           Telephone:  (212) 408-2400
                           Telecopy:   (212) 408-2420


or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance with the provisions of this Article IX. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of internationally-recognized overnight courier, on the next business day after the date when sent and (iii) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

                                    ARTICLE X

                                   AMENDMENTS.

         This Agreement may not be modified or amended, or any of the provisions hereof waived, except by written agreement of the Company and the Purchasers.

                                   ARTICLE XI

                                  COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                                   ARTICLE XII

                                    HEADINGS.

         The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                                  ARTICLE XIII

                                 GOVERNING LAW.

         This Agreement shall be governed by and construed in accordance with the Laws of the State of New York (without giving effect to principles of conflicts of laws).

                                   ARTICLE XIV

                                    EXPENSES.

         The Company agrees to pay, and hold the Purchasers harmless against liability for the payment of: (i) the reasonable out-of-pocket expenses (including attorneys' fees and expenses) of the Purchasers arising in connection with its due diligence and the negotiation and execution of this Agreement and the consummation of the transactions contemplated by this Agreement which shall be payable at the Closing and may be netted from the wire transfer as contemplated by Section 0, (ii) the reasonable out-of-pocket expenses (including attorneys' fees and expenses) of the Purchasers with respect to documentation of the conversion of the Replacement Note and the exercise of the Replacement Warrant and the April 16 Warrant pursuant to their terms or any amendments or waivers (whether or not the same become effective) under or in respect of this Agreement, or the other agreements contemplated hereby and (iii) the reasonable fees and expenses incurred by the Purchasers with respect to the enforcement by the Purchasers or their permitted assigns of their rights granted under this Agreement, or the agreements contemplated hereby.

                                   ARTICLE XV

                           CONSENT OF THE PURCHASERS.

         Pursuant to Section 3(b) of the Company's Certificate of Designation dated January 10, 2001, the Purchasers hereby consent to the transactions contemplated by this Agreement and the other Financing Documents; provided, however, that notwithstanding the foregoing, the Purchasers are not hereby consenting to any Equity Financing.



                                      *****

         IN WITNESS WHEREOF, each of the undersigned has duly executed this Securities Purchase Agreement as of the date first written above.


                                    COMPANY:
                                    --------



                                    EXCHANGE APPLICATIONS, INC.



                                    By:
                                        -------------------------------
                                        Name:

                                        Title:







                                    PURCHASERS:
                                    -----------



                                    INSIGHT CAPITAL PARTNERS IV, L.P.



                                    By:   Insight Venture Associates IV, L.L.C.,
                                          its general partner

                                    By:
                                        --------------------------------
                                        Name:
                                        Title:




                                    INSIGHT CAPITAL PARTNERS
                                    (CAYMAN) IV, L.P.




                                    By:  Insight Venture Associates IV, L.L.C.,
                                         its investment general partner





                                    By:
                                        --------------------------------
                                        Name:
                                        Title:

                                    INSIGHT CAPITAL PARTNERS
                                    IV (FUND B), L.P.



                                    By:  Insight Venture Associates IV, L.L.C.,
                                         its general partner




                                    By:
                                        --------------------------------
                                        Name:
                                        Title:




                                    INSIGHT CAPITAL PARTNERS
                                    IV (CO-INVESTORS), L.P.



                                    By:  Insight Venture Associates IV, L.L.C.,
                                         its general partner


                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:

                                                                       EXHIBIT A


                       Form of 12% Bridge Promissory Note
                       ----------------------------------

                                  See attached.

                                                                       EXHIBIT B



                                 FORM OF WARRANT
                                 ---------------

                                  See attached.

                                                                       EXHIBIT C



                         FORM OF COMPANY COUNSEL OPINION
                         -------------------------------

                                  See attached.

                                                                       EXHIBIT D



         FORM OF THIRD AMENDED AND RESTATE REGISTRATION RIGHTS AGREEMENT
         ---------------------------------------------------------------

                                  See attached.

                                   SCHEDULE I
                                   ----------

                                   Purchasers

Closing: June 1, 2001
---------------------

---------------------------------   ----------   -------------   -------------   -----------   -------------
            Purchaser               Percentage   Original Note        Wire         Interest    Replacement
                                    Allocation      Amounts          Amount         Amount     Note Amounts
---------------------------------   ----------   -------------   -------------   -----------   -------------
InSight Capital Partners IV, L.P.   76.666130%   $3,449,975.85   $1,916,653.25   $ 86,196.14   $5,452,825.24
---------------------------------   ----------   -------------   -------------   -----------   -------------
InSight Capital Partners (Cayman)   10.537455%   $  474,185.48   $  263,436.38   $ 11,847.32   $  749,469.17
IV, L.P.
---------------------------------   ----------   -------------   -------------   -----------   -------------
InSight Capital Partners IV (Fund   12.136382%   $  546,137.19   $  303,409.55   $ 13,645.00   $  863,191.74
B), L.P.
---------------------------------   ----------   -------------   -------------   -----------   -------------
InSight Capital Partners IV           .660033%   $   29,701.49   $   16,500.83   $    742.08   $   46,944.39
(Co-Investors), L.P.
---------------------------------   ----------   -------------   -------------   -----------   -------------
TOTAL:                                 100.00%   $4,500,000.00   $2,500,000.00   $112,430.54   $7,112,430.54
---------------------------------   ----------   -------------   -------------   -----------   -------------

                                  SCHEDULE 4.1

                              Foreign Jurisdiction

                                  SCHEDULE 4.2

                                 Capitalization

                                  SCHEDULE 4.6

                    Commission Filings; Financial Statements

                                  SCHEDULE 4.10

                          Intellectual Property Rights

                                  SCHEDULE 4.11

                   Litigation and Other Proceedings or Claims

                                  SCHEDULE 4.14

                               Registration Rights

================================================================================



















                          SECURITIES PURCHASE AGREEMENT

                                      AMONG

                           EXCHANGE APPLICATIONS, INC.

                                     AND THE

                          PURCHASERS IDENTIFIED HEREIN




                            DATED AS OF JUNE 1, 2001




















================================================================================

                                TABLE OF CONTENTS
                                -----------------

                                                                           PAGE
                                                                           ----

ARTICLE I DEFINITIONS........................................................6

ARTICLE II PURCHASE AND SALE OF THE NOTE AND THE WARRANT....................10

ARTICLE III THE CLOSINGS; DELIVERY OF DOCUMENTS AT THE CLOSINGS.............10

   3.1   THE CLOSING........................................................10

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE COMPANY....................12

   4.1   ORGANIZATION, POWER, AUTHORITY AND GOOD STANDING...................12
   4.2   CAPITALIZATION.....................................................12
   4.3   AUTHORIZATION OF AGREEMENT, ETC....................................13
   4.4   NO CONFLICTS.......................................................14
   4.5   APPROVALS..........................................................14
   4.6   COMMISSION FILINGS; FINANCIAL STATEMENTS...........................14
   4.7   PRIVATE OFFERING...................................................15
   4.8   PROVIDED INFORMATION...............................................15
   4.9   CERTAIN CONTRACTS..................................................15
   4.10  INTELLECTUAL PROPERTY RIGHTS.......................................16
   4.11  LITIGATION OTHER PROCEEDINGS OR CLAIMS.............................16
   4.12  TERMINATION OF EMPLOYMENT..........................................16
   4.13  BROKERS............................................................17
   4.14  REGISTRATION RIGHTS................................................17

ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS..................17

   5.1   AUTHORIZATION OF THE FINANCING DOCUMENTS...........................17
   5.2   INVESTMENT REPRESENTATIONS.........................................17

ARTICLE VI POST-CLOSING COVENANTS...........................................18

   6.1   COVENANT OF THE COMPANY............................................18
   6.2   COVENANT OF THE PURCHASERS.........................................18

ARTICLE VII PARTIES IN INTEREST; ASSIGNMENT.................................19

ARTICLE VIII ENTIRE AGREEMENT...............................................19

ARTICLE IX NOTICES..........................................................19

ARTICLE X AMENDMENTS........................................................20

ARTICLE XI COUNTERPARTS.....................................................20

ARTICLE XII HEADINGS........................................................20

ARTICLE XIII GOVERNING LAW..................................................21

ARTICLE XIV EXPENSES........................................................21

ARTICLE XV CONSENT OF THE PURCHASERS........................................21

EXHIBITS
--------

EXHIBIT A        -   Form of 12% Bridge Promissory Note
EXHIBIT B        -   Form of Warrant
EXHIBIT C        -   Form of Company Counsel Opinion
EXHIBIT D        -   Form of Third Amended and Restated Registration
                     Rights Agreement




SCHEDULES
---------

Schedule 2.1     -   Purchasers and Allocations
Schedule 4.1     -   Foreign Jurisdictions
Schedule 4.2     -   Capitalization
Schedule 4.6     -   Commission Filings; Financial Statements
Schedule 4.10    -   Intellectual Property Rights
Schedule 4.11    -   Litigation and other Proceedings and Claims
Schedule 4.14    -   Registration Rights